EXHIBIT E

CURRENT CONTRACTUAL AND VOLUNTARY EXPENSE
LIMITATIONS

NEUBERGER BERMAN EQUITY FUNDS

Contractual Expense Limitations
Fund	Class	Expense	End Date of
		Limitation	Limitation Period
Neuberger Berman Century Fund	Investor	1.50%	8/31/2019
Neuberger Berman Climate Change Fund	Institutional	0.95%	8/31/2012
	A	1.20%	8/31/2012
	C	1.95%	8/31/2012
Neuberger Berman Emerging Markets Equity Fund	Institutional	1.25%	8/31/2012
	A	1.50%	8/31/2012
	C	2.25%	8/31/2012
Neuberger Berman Equity Income Fund	Institutional	0.80%	8/31/2011
	A	1.16%	8/31/2011
	C	1.91%	8/31/2011
Neuberger Berman Focus Fund	Trust	1.50%	8/31/2012
	Advisor	1.50%	8/31/2019
Neuberger Berman Genesis Fund	Trust	1.50%	8/31/2012
	Advisor	1.50%	8/31/2019
	Institutional	0.85%	8/31/2019
Neuberger Berman Guardian Fund	Trust	1.50%	8/31/2012
	Advisor	1.50%	8/31/2019
Neuberger Berman International Fund	Investor	1.40%	8/31/2012
	Trust	2.00%	8/31/2019
Neuberger Berman International Institutional Fund	Institutional	0.85%	8/31/2019
Neuberger Berman International Large Cap Fund	Trust	1.25%	8/31/2012
	Institutional	0.90%	8/31/2012
	A	1.30%	8/31/2012
	C	2.00%	8/31/2012
Neuberger Berman Large Cap Disciplined Growth Fund	Institutional	0.75%	8/31/2012
	A	1.20%	8/31/2012
	C	1.95%	8/31/2012
Neuberger Berman Mid Cap Growth Fund	Trust	1.50%	8/31/2012
	Advisor	1.50%	8/31/2019
	Institutional	0.75%	8/31/2012
Neuberger Berman Partners Fund	Trust	1.50%	8/31/2012
	Advisor	1.50%	8/31/2019
	Institutional	0.70%	8/31/2012
Neuberger Berman Real Estate Fund	Trust	1.50%	8/31/2019
	Institutional	0.85%	8/31/2019
Neuberger Berman Regency Fund	Investor	1.50%	8/31/2019
	Trust	1.25%	8/31/2019
Neuberger Berman Select Equities Fund	Institutional	0.75%	8/31/2012
	A	1.20%	8/31/2012
	C	1.95%	8/31/2012
Neuberger Berman Small Cap Growth Fund	Investor	1.30%	8/31/2019
	Trust	1.40%	8/31/2019
	Advisor	1.60%	8/31/2019
	Institutional	0.90%	8/31/2012
Neuberger Berman Small and Mid Cap Growth Fund	Trust	1.10%	8/31/2019
Neuberger Berman Socially Responsive Fund	Trust	1.50%	8/31/2012
	Institutional	0.75%	8/31/2012

Voluntary Expense Limitations*
Fund	Class	Voluntary Expense Limitation
Neuberger Berman Real Estate Fund	Trust	0.99%
Neuberger Berman International Institutional Fund	Institutional	0.80%

*Each undertaking is in addition to the contractual undertakings noted above.

LEHMAN BROTHERS INCOME FUNDS

Contractual Expense Limitations
Fund	Class	Expense	End Date of
		Limitation	Limitation Period
Neuberger Berman Cash Reserves	Investor	0.65%	10/31/2011
Neuberger Berman Core Bond Fund	Investor	0.85%	10/31/2018
	Institutional	0.45%	10/31/2018
	A	0.85%	10/31/2018
	C	1.60%	10/31/2018
Neuberger Berman Government Money Fund	Investor	0.45%	10/31/2011
Neuberger Berman High Income Bond Fund	Investor	1.00%	10/31/2011
Neuberger Berman Municipal Money Fund	Investor	0.59%	10/31/2011
Neuberger Berman Municipal Securities Trust	Investor	0.65%	10/31/2011
Neuberger Berman New York Municipal Money Fund	Investor	0.59%	10/31/2011
Neuberger Berman Short Duration Bond Fund	Investor	0.70%	10/31/2011
	Trust	0.80%	10/31/2011
Neuberger Berman Strategic Income Fund	Institutional	0.75%	10/31/2018
	Trust	1.10%	10/31/2011
	A	1.15%	10/31/2018
	C	1.85%	10/31/2018
Neuberger Berman Tax-Free Money Fund	N/A	0.08%*	10/31/2012

*The expense limitation only applies to the investment management fee.

Voluntary Expense Limitations*
Fund	Class	Voluntary Expense Limitation
Neuberger Berman Core Bond Fund	N/A	Agreed to waive management fee in the amount of 0.25%
Neuberger Berman Cash Reserves	N/A	Agreed to waive management fee in the amount of 0.02%
Neuberger Berman California Tax-Free Money Fund	Investor	0.50%
	Reserve	0.25%
Neuberger Berman New York Municipal Money Fund	Investor	0.50%
Neuberger Berman Tax-Free Money Fund	Reserve	0.20%

*Each undertaking, where applicable, is in addition to the contractual undertakings noted above.

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS

Contractual Expense Limitations
Fund	Class	Expense Limitation	End Date of Limitation
			Period
Neuberger Berman Treasury Fund	Institutional	.20%	03/31/2010

Voluntary Expense Limitations*
Fund	Class	Voluntary Expense
		Limitation
Neuberger Berman Treasury Fund	Institutional	.05%

  *Each undertaking is in addition to the contractual undertakings noted above.

NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES

Contractual Expense Limitations
Fund	Class	Expense Limitation	End Date of Limitation
			Period
Neuberger Berman Institutional Cash Fund	Trust	.41%	03/31/2010
Neuberger Berman Prime Money Fund	Trust	.41%	03/31/2010

Voluntary Expense Limitations*
Fund	Class	Voluntary Expense
Limitation
Neuberger Berman Institutional Cash Fund	Trust	-
Neuberger Berman Prime Money Fund	Trust	-

  *Each undertaking is in addition to the contractual undertakings noted above.